EXHIBIT 10.8

SERVICE AGREEMENT NO. 78837
CONTROL NO. 2003-06-18-0035

SST SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April    , 2004, by and between:

Columbia Gas Transmission Corporation
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper. .

Section 2. Term. Service under this Agreement shall commence as of June 1, 2004, and shall continue in full force and effect until October 31, 2005 and from Year -to- Year thereafter unless terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO. 78837
CONTROL NO. 2003-06-18-0035

SST SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager-Commercial Services and notices to Shipper shall be addressed to it at:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

until changed by either party by written notice.

SERVICE AGREEMENT NO. 78837
CONTROL NO. 2003-06-18-0035

SST SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004

Revision No.
Control No. 2003-06-18-0035

Appendix A to Service Agreement No. 78837

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

October through March Transportation Demand 79,440 Dth/Day

April through September Transportation Demand 39,720 Dth/Day

Primary Receipt Points

			Maximum
			Daily
Scheduling	Scheduling		Quantity
Point No.	Point Name		(Dth/Day)
STOW	STORAGE WITHDRAWALS	STOW	79,440

Revision No.
Control No. 2003-06-18-0035

Appendix A to Service Agreement No. 78837

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

				Maximum			Minimum
				Daily	Design		Delivery
				Delivery	Daily	Aggregate	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Obligation	Quantity	Daily	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/day)1/	(Dth/day) 1/	Quantity 1/	(psig)	(Dth/hour)
78-30	WASHINGTON GAS-30	78-30		79,440

Revision No.
Control No. 2003-06-18-0035

Appendix A to Service Agreement No.	78837

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

1/	Application of MDDO’s, DDQ’s, and ADQ’s shall be as follows: SST Service Agreement No. 50239 Appendix A

The following notes apply to all scheduling points on this contract:

GFN1	UNLESS STATION SPECIFIC MDDOs ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, TRANSPORTER’S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOs IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER OR ANY SHIPPER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOs SET FORTH ABOVE.

Revision No.
Control No. 2003-06-18-0035

Appendix B to Service Agreement No.	78837

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Superceded Agreements:

SST	38089
SST	71572
SST	73993
SST	75644

Revision No.
Control No. 2003-06-18-0035

Appendix A to Service Agreement No. 78837

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[  ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[  ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 0 shall be effective June 1, 2004 through October 31, 2005

[X] Yes [  ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supercede the previous Appendix A, Revision No.     effective as of               , 20      , to the Service Agreement referenced above.

[X] Yes [  ] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 3 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 0, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004

SERVICE AGREEMENT NO. 78838
CONTROL NO. 2003-06-18-0046

SST SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April  , 2004, by and between:

Columbia Gas Transmission Corporation
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of June 1, 2004, and shall continue in full force and effect until March 31, 2007 and from Year -to- Year thereafter unless terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO. 78838
CONTROL NO. 2003-06-18-0046

SST SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager — Commercial Services and notices to Shipper shall be addressed to it at:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

until changed by either party by written notice.

SERVICE AGREEMENT NO. 78838
CONTROL NO. 2003-06-18-0046

SST SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004

Revision No.
Control No. 2003-06-18-0046

Appendix A to Service Agreement No. 78838

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

October through March Transportation Demand 105,920 Dth/Day

April through September Transportation Demand 52,960 Dth/Day

Primary Receipt Points

			Maximum
			Daily
Scheduling	Scheduling		Quantity
Point No.	Point Name		(Dth/Day)
STOW	STORAGE	STOW	105,920
	WITHDRAWALS

Revision No.
Control No. 2003-06-18-0046

Appendix A to Service Agreement No. 78838

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

				Maximum			Minimum
				Daily	Design		Delivery
				Delivery	Daily	Aggregate	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Obligation	Quantity	Daily	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/day) 1/	(Dth/day) 1/	Quantity 1/	(psig)	(Dth/hour)
78-30	WASHINGTON	78-30		105,920
GAS-30

Revision No.
Control No. 2003-06-18-0046

Appendix A to Service Agreement No.	78838

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

1/	Application of MDDO’s, DDQ’s, and ADQ’s shall be as follows: SST Service Agreement No. 50239 Appendix A

The following notes apply to all scheduling points on this contract:

GFN1	UNLESS STATION SPECIFIC MDDOs ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, TRANSPORTER’S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOs IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER OR ANY SHIPPER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOs SET FORTH ABOVE.

Revision No.
Control No. 2003-06-18-0046

Appendix B to Service Agreement No.	78838

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Superceded Agreements:

SST	38089
SST	71572
SST	73993
SST	75644

Revision No.
Control No. 2003-06-18-0046

Appendix A to Service Agreement No. 78838

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[  ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[  ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 0 shall be effective June 1, 2004 through March 31, 2007.

[X] Yes [  ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supercede the previous Appendix A, Revision No.                    effective as of                                       , 20                    , to the Service Agreement referenced above.

[X] Yes [  ] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 3 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 0, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004

SERVICE AGREEMENT NO. 78839
CONTROL NO. 2003-06-18-0050

SST SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April, 2004, by and between:

      Columbia Gas Transmission Corporation
      (“Transporter”)
      AND
      Washington Gas Light Company
      (“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of June 1, 2004, and shall continue in full force and effect until March 31, 2008 and from Year -to- Year thereafter unless terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO. 78839
CONTROL NO. 2003-06-18-0050

SST SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager – Commercial Services and notices to Shipper shall be addressed to it at:

      Washington Gas Light Company
      Attn: Gas Acquisition
      Room 320-B
      6801 Industrial Road
      Springfield, VA 22151
      ATTN: Tim Sherwood

until changed by either party by written notice.

SERVICE AGREEMENT NO. 78839
CONTROL NO. 2003-06-18-0050

SST SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004

Revision No.
Control No. 2003-06-18-0050

Appendix A to Service Agreement No. 78839

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

October through March Transportation Demand 105,920 Dth/Day

April through September Transportation Demand 52,960 Dth/Day

Primary Receipt Points

			Maximum
			Daily
Scheduling	Scheduling		Quantity
Point No.	Point Name		(Dth/Day)
STOW	STORAGE WITHDRAWALS	STOW	105,920

Revision No.
Control No. 2003-06-18-0050

Appendix B to Service Agreement No.	78839

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

				Maximum			Minimum
				Daily	Design		Delivery
				Delivery	Daily	Aggregate	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Obligation	Quantity	Daily	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/day) 1/	(Dth/day) 1/	Quantity 1/	(psig)	(Dth/hour)
LOUDOUN	LOUDOUN LNG	LOUDOUN		92,363
78-30	WASHINGTON GAS-30	78-30		105,920

Revision No.
Control No. 2003-06-18-0050

Appendix A to Service Agreement No.	78839

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

1/	Application of MDDO’s, DDQ’s, and ADQ’s shall be as follows: SST Services Agreement No. 50239 Appendix A

The following notes apply to all scheduling points on this contract:

GFN1	UNLESS STATION SPECIFIC MDDOs ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, TRANSPORTER’S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOs IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER OR ANY SHIPPER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOs SET FORTH ABOVE.

Revision No.
Control No. 2003-06-18-0050

Appendix B to Service Agreement No.	78839

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Superceded Agreements:

SST	38089
SST	71572
SST	73993
SST	75644

Revision No.
Control No. 2003-06-18-0050
Appendix A to Service Agreement No. 78839

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[  ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[  ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 0 shall be effective June 1, 2004 through March 31, 2008.

[X] Yes [  ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supercede the previous Appendix A, Revision No.                 effective as of                   , 20    , to the Service Agreement referenced above.

[X] Yes [  ] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 3 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 0, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager – Customer Services

Date:	May 7, 2004

SERVICE AGREEMENT NO. 78840
CONTROL NO. 2003-06-18-0052

SST SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April, 2004, by and between:

Columbia Gas Transmission Corporation
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective SST Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of June 1, 2004, and shall continue in full force and effect until March 31, 2009 and from Year -to- Year thereafter unless terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO. 78840
CONTROL NO. 2003-06-18-0052

SST SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager – Commercial Services and notices to Shipper shall be addressed to it at:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

until changed by either party by written notice.

SERVICE AGREEMENT NO. 78840 CONTROL NO. 2003-06-18-0052

SST SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager – Customer Services

Date:	May 7, 2004

Revision No.
Control No. 2003-06-18-0052
Appendix A to Service Agreement No. 78840

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

October through March Transportation Demand 58,256 Dth/Day

April through September Transportation Demand 29,128 Dth/Day

Primary Receipt Points

			Maximum
			Daily
Scheduling	Scheduling		Quantity
Point No.	Point Name		(Dth/Day)
STOW	STORAGE WITHDRAWALS	STOW	58,256

Revision No.
Appendix A to Service Agreement No. 78840		Control No. 2003-06-18-0052

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

				Maximum			Minimum
				Daily	Design		Delivery
				Delivery	Daily	Aggregate	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Obligation	Quantity	Daily	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/day) 1/	(Dth/day) 1/	Quantity 1/	(psig)	(Dth/hour)
78-28	WASHINGTON GAS-28	78-28		44,900
78-30	WASHINGTON GAS-30	78-30		58,256

Revision No.
Control No. 2003-06-18-0052

Appendix A to Service Agreement No.	78840

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

1/	Application of MDDO’s, DDQ’s, and ADQ’s shall be as follows: SST Service Agreement No. 50239 Appendix A

The following notes apply to all scheduling points on this contract:

GFN1	UNLESS STATION SPECIFIC MDDOs ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, TRANSPORTER’S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOs IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER OR ANY SHIPPER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOs SET FORTH ABOVE.

Revision No.
Control No. 2003-06-18-0052

Appendix B to Service Agreement No.	78840

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Superceded Agreements:

SST  38089
SST  71572
SST  73993
SST  75644

Revision No.
Control No. 2003-06-18-0052
Appendix A to Service Agreement No. 78840
Under Rate Schedule	SST
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[  ] Yes  [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[  ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 0 shall be effective June 1, 2004 through March 31, 2009.

[X] Yes [  ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supercede the previous Appendix A, Revision No.               effective as of                    , 20    , to the Service Agreement referenced above.

[X] Yes [  ] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 3 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 0, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004

Revision No. 3
Control No. 2003-07-31-0003
Appendix A to Service Agreement No. 50239

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

October through March Transportation Demand 7,114 Dth/Day

April through September Transportation Demand 3,557 Dth/Day

Primary Receipt Points

			Maximum
Scheduling	Scheduling		Daily Quantity
Point No.	Point Name		(Dth/Day)
STOW	STORAGE WITHDRAWALS	STOW	7,114

Revision No. 3
Control No. 2003-07-31-0003

Appendix A to Service Agreement No. 50239

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

				Maximum			Minimum
				Daily	Design		Delivery
				Delivery	Daily	Aggregate	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Obligation	Quantity	Daily	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/day) 1/	(Dth/day) 1/	Quantity 1/	(psig)	(Dth/hour)
78-30	WASHINGTON GAS-30	802675	WGL Dranesville	132,542			300	FN02
78-30	WASHINGTON GAS-30	802677	ROCKVILLE	488,585			300	FN02
78-30	WASHINGTON GAS-30	803276	WGL Cedar Creek	12,509			500
78-30	WASHINGTON GAS-30	804581	MANASSAS	0			0
78-30	WASHINGTON GAS-30	805007	STRASBURG	1,700			300
78-30	WASHINGTON GAS-30	805181	New Market	750			300
78-30	WASHINGTON GAS-30	805268	Howell Metal Co.	372			50
78-30	WASHINGTON GAS-30	805439	NINEVEH	16,712			500
78-28	WASHINGTON GAS-28	805458	BRINK	45,000			300
78-30	WASHINGTON GAS-30	807000	MAIN LINE CUSTOMERS	710
LOUDOUN	LOUDOUN LNG	817762	Loudoun TCO to LNG	101,363			300	FN02
78-30	WASHINGTON GAS-30	819683	WOODSTOCK	4,400			300
78-30	WASHINGTON GAS-30	828715	WGL Mt Jackson	400			300
78-30	WASHINGTON GAS-30	831526	ROCKVILLE HEATER FUEL #1	0

Revision No. 3
Control No. 2003-07-31-0003

Appendix A to Service Agreement No.	50239

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

				Maximum			Minimum
				Daily	Design		Delivery
				Delivery	Daily	Aggregate	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Obligation	Quantity	Daily	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/day) 1/	(Dth/day) 1/	Quantity 1/	(psig)	(Dth/hour)
78-30	WASHINGTON GAS-30	831527	ROCKVILLE HEATER FUEL #2	0
78-30	WASHINGTON GAS-30	832737	Mt. View Rendering Co.	1,350
78-30	WASHINGTON GAS-30	832797	MT.VIEW HTR FUEL READING SLIP	0
78-30	WASHINGTON GAS-30	834217	ASPHALT	0
78-30	WASHINGTON GAS-30	834308	MIDDLEBURG	960
78-28	WASHINGTON GAS-28	835175	WGL POOLESVILLE	2,400
78-30	WASHINGTON GAS-30	835804	WGL Linton Hall	7,200
78-30	WASHINGTON GAS-30	835865	LAKE MANASSAS	1,440
78-30	WASHINGTON GAS-30	836717	WGL-CHANTILLY	21,645			300
78-30	WASHINGTON GAS-30	853181	HAMPSHIRE	30,000		FN01	300
78-30	WASHINGTON GAS-30	890191	SHENANDOAH VALLEY	48

Revision No. 3
Control No. 2003-07-31-0003
Appendix A to Service Agreement No.	50239

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

1/	Application of MDDO’s, DDQ’s, and ADQ’s shall be as follows:

FN01	THE HAMPSHIRE INJECTION MDDO IS ZERO (0) DTH/D FROM NOVEMBER 1 THROUGH MARCH 31. IN NO EVENT SHALL THE HOURLY WITHDRAWAL QUANTITY EXCEED 105% OF 1/24TH OF THE RATE SCHEDULE X–39 WHICH CONTRACT DEMAND LEVEL IS BASED ON A CONVERSION FACTOR OF 1.035 DTH PER MCF.

Revision No. 3
Control No. 2003-07-31-0003
Appendix A to Service Agreement No.	50239

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

FN02	THE MAXIMUM DAILY DELIVERY OBLIGATIONS FOR LOUDOUN, DRANESVILLE AND ROCKVILLE SHALL APPLY ON AN HOURLY BASIS AS FOLLOWS: THE MAXIMUM HOURLY FLOW RATE TRANSPORTER IS OBLIGATED TO PROVIDE TO WASHINGTON GAS (WG), AT LOUDOUN, DRANESVILLE AND ROCKVILLE WILL BE 5,490, 5,633, AND 20,765 DTH/HOUR RESPECTIVELY, PROVIDED WG MAINTAINS A TOTAL FIRM ENTITLEMENT OF 751,087 DTH/DAY AND THE CURRENT MAXIMUM DAILY DELIVERY OBLIGATIONS OF 131,758 DTH/DAY AT LOUDOUN, 132,542 DTH/DAY AT DRANESVILLE, AND 488,585 DTH/DAY AT ROCKVILLE AND 50,000 DTHS OF HAMPSHIRE (X-39) VOLUMES ARE NOMINATED, CONFIRMED AND SCHEDULED (NCS) ON ANY GAS DAY.

THE MAXIMUM HOURLY FLOW RATE OBLIGATION OF 20,765 DTH/HOUR AT ROCKVILLE IS CONTINGENT UPON 50,000 DTHS BEING NOMINATED, CONFIRMED, AND SCHEDULED FROM HAMPSHIRE (X-39) ON ANY GAS DAY. THE MAXIMUM HOURLY FLOW RATE OBLIGATION OF 20,765 DTH/HOUR WILL BE PROPORTIONATELY REDUCED WHEN VOLUMES LESS THAN 50,000 DTHS ARE NOMINATED, CONFIRMED AND SCHEDULED FROM HAMPSHIRE (X-39). FOR EXAMPLE, THE MAXIMUM HOURLY FLOW RATE OBLIGATION AT ROCKVILLE WOULD BE 20,358 DTH/HOUR AND 20,561 DTH/HOUR WHEN THE NOMINATED, CONFIRMED AND SCHEDULED QUANTITIES FROM HAMPSHIRE (X-39) ARE ZERO (0) AND 25,000 DTHS ON ANY GAS DAY.

IF THERE IS A REDUCTION IN THE TOTAL FIRM ENTITLEMENT OR THE CURRENT MAXIMUM DAILY DELIVERY OBLIGATIONS OF WG AT LOUDOUN, DRANESVILLE AND/OR ROCKVILLE, THE MAXIMUM HOURLY FLOW RATE AT THESE POINTS WILL BE DETERMINED AS FOLLOWS: LOUDOUN 1/24TH OF REVISED MDDO; DRANESVILLE 102% OF 1/24TH OF THE REVISED MDDO; AND ROCKVILLE 1/24TH OF THE REVISED MDDO PLUS THE HOURLY FLOW RATE ASSOCIATED WITH THE HAMPSHIRE (X-39) VOLUMES REFERENCED ABOVE. THE HOURLY FLOW RATE INCREASE ASSOCIATED WITH ANY INCREASES TO THE MDDO’S AT LOUDOUN, DRANESVILLE AND/OR ROCKVILLE WILL BE NEGOTIATED BUT THE INCREASE WILL NOT BE BELOW 1/24TH OF THE MDDO OR TFE ADDITION.

ANY DIFFERENCE BETWEEN WG’S ACTUAL HOURLY USAGE AT ROCKVILLE AND WG’S CONTRACTUAL HOURLY FLOW COMMITMENT AT ROCKVILLE WILL INCREASE WG’S HOURLY FLOW RIGHTS AT EITHER DRANESVILLE OR LOUDOUN, SUBJECT TO FACILITY LIMITATIONS AND PRIMARY FIRM OBLIGATIONS AT THOSE POINTS.

THESE HOURLY FLOWRATE OBLIGATIONS WILL BE PROPORTIONATELY REDUCED BY 100% OF 1/24TH OF:

•	QUANTITIES NOMINATED, CONFIRMED, AND SCHEDULED UNDER WG’S FTS SERVICE AGREEMENTS BELOW THE MAXIMUM CONTRACT QUANTITY ON ANY GAS DAY.

•	FTS OR SST QUANTITIES THAT ARE NOMINATED, CONFIRMED, AND SCHEDULED TO A SECONDARY DELIVERY POINT, AND

•	ANY SST QUANTITIES REDUCED AS A RESULT OF SEASONAL ADJUSTMENTS.

Revision No. 3
Control No. 2003-07-31-0003
Appendix A to Service Agreement No.	50239

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

IF THIRD PARTY SHIPPERS WITH PRIMARY DELIVERY POINTS AT THE ROCKVILLE AND DRANESVILLE GATE STATIONS NOMINATE, CONFIRM, AND SCHEDULE CAPACITY TO MLI 78-30 FOR DELIVERY TO THOSE PRIMARY DELIVERY POINTS, ONE-TWENTY-FOURTH (1/24) OR THE ACTUAL CONTRACTUAL HOURLY FLOW RIGHT, IF GREATER THAN 1/24, OF SUCH THIRD PARTY CAPACITY NOMINATED, CONFIRMED, AND SCHEDULED FOR DELIVERY TO THOSE POINTS WILL BE AVAILABLE TO WASHINGTON GAS AS THE CITY GATE OPERATOR IN ADDITION TO WASHINGTON GAS’ OWN CONTRACTUAL HOURLY FLOW ENTITLEMENTS.

The following notes apply to all scheduling points on this contract:

GFN1	UNLESS STATION SPECIFIC MDDOs ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, TRANSPORTER’S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOs IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER OR ANY SHIPPER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOs SET FORTH ABOVE.

Revision No. 3

Control No. 2003-07-31-0003
Appendix A to Service Agreement No. 50239

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

The Master list of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for purposes of listing valid secondary receipt and delivery points.

[   ]  Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 3 shall be effective June 1, 2004 through October 31, 2013.

[X] Yes [   ] No (Check applicable blank) This Appendix A, Revision No. 3 shall cancel and supersede the Previous Appendix A, Revision No. 2 effective as of November 1, 1999, to the Service Agreement referenced above.

[   ] Yes [X]  No (Check applicable blank) All Gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 3 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 3 all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister
Name:	Terry McCallister
Title:	President & COO
Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins
Name:	Jeanne A. Adkins
Title:	Manager - Customer Services
Date:	May 7, 2004

Revision No. 3

Control No. 2003-07-31-0004
Appendix A to Service Agreement No. 50240

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

October through March Transportation Demand 40,000 Dth/Day

April through September Transportation Demand 20,000 Dth/Day

Primary Receipt Points

			Maximum
			Daily
Scheduling	Scheduling		Quantity
Point No.	Point Name		(Dth/Day)
STOW	STORAGE	STOW	40,000
	WITHDRAWALS

Revision No. 3

Control No. 2003-07-31-0004
Appendix A to Service Agreement No. 50240

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Primary Delivery Points

				Maximum			Minimum
				Daily	Design		Delivery
				Delivery	Daily	Aggregate	Pressure	Hourly
Scheduling	Scheduling	Measuring	Measuring	Obligation	Quantity	Daily	Obligation	Flowrate
Point No.	Point Name	Point No.	Point Name	(Dth/day) 1/	(Dth/day) 1/	Quantity 1/	(psig)	(Dth/hour)
LOUDOUN	LOUDOUN LNG	LOUDOUN		7,637
78-28	WASHINGTON GAS-28	78-28		2,122
78-30	WASHINGTON GAS-30	78-30		40,000

Revision No. 3

Control No. 2003-07-31-0004
Appendix A to Service Agreement No. 50240

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

1/	Application of MDDO’s, DDQ’s, and ADQ’s shall be as follows: SST Service Agreement No. 50239 Appendix A

The following notes apply to all scheduling points on this contract:

GFN1	THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE SUBJECT TO PRECEDENT AGREEMENT NO. 47741 BETWEEN BUYER AND SELLER DATED MAY 30, 1995.

UNLESS STATION SPECIFIC MDDOs ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, TRANSPORTER’S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION. ANY STATION SPECIFIC MDDOs IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER OR ANY SHIPPER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOs SET FORTH ABOVE.

Revision No. 3

Control No. 2003-07-31-0004
Appendix A to Service Agreement No. 50240

Under Rate Schedule	SST

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter’s Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.

[   ] Yes [X]  No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. 0 shall be effective June 1, 2004 through October 31, 2012.

[X] Yes [   ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supercede the previous Appendix A, Revision No.             effective as of                                       , 20                    , to the Service Agreement referenced above.

[X] Yes [   ] No (Check applicable blank) All gas shall be delivered at existing points of interconnection within the MDDO’s, and/or ADQ’s, and/or DDQ’s, as applicable, set forth in Transporter’s currently effective Rate Schedule SST Appendix A, Revision No. 3 with Shipper, which for such points set forth are incorporated herein by reference.

With the exception of this Appendix A, Revision No. 0, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister
Name:	Terry McCallister
Title:	President & COO
Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins
Name:	Jeanne A. Adkins
Title:	Manager - Customer Services
Date:	May 7, 2004